                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2001 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-2                                  WEIGHTED AVERAGE PC RATE:    7.25417%
POOL NUMBER:  Group 1 = 1699
____________________________________________________________________________________________

ISSUE DATE:  03/28/2001
CERTIFICATE BALANCE AT ISSUE:    $971,301,068.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1956                         $609,481,525.89
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $723,386.25
Unscheduled Principal Collection/Reversals                           $699,554.31
Liquidations-in-full                                     124      $47,356,627.40
Net principal Distributed                                         $48,779,567.96    ($48,779,567.96)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1832                         $560,701,957.93

SCHEDULED INTEREST AT MORTGAGE RATE:                               $3,838,474.38

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $152,374.12

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $52,465,668.22

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2001 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-2                                  WEIGHTED AVERAGE PC RATE:    7.25417%
POOL NUMBER:  Group 1 = 1699
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $48,779,567.96     $3,686,100.26             $0.00     $3,686,100.26             $0.00    $52,465,668.22

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $11,031,626.00             $0.00             $0.00             $0.00    $11,031,626.00
Bankruptcy Bond
   Single-Units           $223,800.00             $0.00             $0.00             $0.00       $223,800.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $9,606,171.00             $0.00             $0.00             $0.00     $9,606,171.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   37     $10,952,765.46         8      $2,278,540.85         3      $1,455,052.20

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $486,526.02         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
11/25/2001 are as follows:

                Class       Class Principal Balance
                B1                $12,141,000.00
                B2                 $9,713,000.00
                B3                 $6,313,000.00
                B4                 $5,342,000.00
                B5                 $2,428,000.00
                B6                 $2,913,968.00
                              __________________
                Total             $38,850,968.00
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of October 30, 2001):

SERIES:  2001-2                 POOL NUMBER:  Group 1 = 1699

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $560,701,957.93**       $14,199,832.49***       $10,952,765.46***
Number:                         2751                     47                      37
% of Pool:                    100.00%                  2.53%                   1.95%
(Dollars)
% of Pool:                    100.00%                  1.71%                   1.34%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $2,278,540.85***          $968,526.18***                $0.00***
Number:                           8                       2                       0
% of Pool:                    0.41%                    0.17%                   0.00%
(Dollars)
% of Pool:                    0.29%                    0.07%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all November 01, 2001 scheduled payments and October 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
October 30, 2001.

Trading Factor, calculated as of distribution date : 0.57726896.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including November 01, 2001, and unscheduled prepayments in months prior to November ) can be calculated.